UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor, New York, NY
(Address of principal executive offices)

10005
(Zip code)

(212) 980 4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Investment Agreement
On October 23, 2026, Freedom Holding Corp. (the "Company") and FRHC-IF.SPC Ltd., an Astana International Financial Centre ("AIFC") special purpose company and wholly-owned subsidiary of the Company (the "Issuer"), entered into an investment agreement (the "Investment Agreement") with Kokzhiyek Fund LP (the "Fund"), pursuant to which the Fund has agreed to subscribe for U.S. dollar-denominated bonds to be issued by the Issuer (the "Bonds") in an aggregate principal amount of up to $1,160,000,000 (the "Transaction"). The Bonds will be listed on the Astana International Exchange (the "AIX").
The Fund is an investment fund established under the laws of the AIFC, managed by Qazaqstan Investment Capital Management Ltd. and forms, through Qazaqstan Investment Corporation JSC, part of the group of JSC National Investment Holding Baiterek.
Terms of the Bonds
The Bonds will mature five years from the date of issuance, and bear interest at a rate of 7.8% per annum, payable semi-annually.
Escrow, Use of Proceeds and Funding to Project Companies
The Fund will pay the purchase price for the Bonds in U.S. dollars into an escrow account that the Fund will open in the Issuer's name at Freedom Bank Kazakhstan JSC, a subsidiary of the Company (the "Escrow Account"). The Bond proceeds may be held in U.S. dollars or Kazakhstan tenge, and will be released in stages under a disbursement schedule set forth in the Investment Agreement during the availability period ending December 30, 2028, which the Fund may extend at the Issuer's request. Bonds corresponding to any proceeds not disbursed by the end of the availability period are subject to mandatory early redemption, and the remaining escrowed funds not released from escrow will be returned to the Fund.
The proceeds from the issuance of Bonds may be used only to finance seven specified investment projects (the "Projects", and each a "Project") that may be carried out by certain subsidiaries and related persons of the Company (the "Project Companies"), within the project budgets set out in the Investment Agreement. The Projects cover data centers, an artificial intelligence supercluster, telecommunications infrastructure, media, urban technology and cross-border trade. Permitted uses of the Bond proceeds include capital expenditures (including reimbursement of historical capital expenditures), replenishment of working capital, refinancing of existing debt of the Project Companies, and acquisitions of assets. Under the Investment Agreement, the Issuer, the Company and/or the relevant Project Companies are required to contribute their own funds to each Project in an amount equal to at least 10% of the total cost of such Project, and the aggregate amount of such contributions across all Projects must be at least 20% of the aggregate principal amount of the Bonds issued. Any use of the proceeds for other purposes constitutes an event of default if not remedied within 60 calendar days after the Issuer receives notice from the Fund or within such other period as agreed with the Fund.

The Bond proceeds are released separately for each Project. Each release requires the Fund's consent and confirmation as to certain matters by an independent financial and technical controller. Each release is also subject to Project-specific conditions, including provision of a guarantee by the relevant Project Company. The Issuer may on-lend the proceeds from the issuance of the Bonds to Project Companies at market rates, in Kazakhstan tenge, U.S. dollars or other currencies. Any U.S. dollar loan may not bear interest above the Bond coupon rate. Any increase in Project costs, and any funding shortfall caused by currency movements, must be covered by the Issuer, the Company or the Project Companies without additional funding from the Fund.
Guarantee Agreements, Security, and Covenants
The Issuer's obligations under the Bonds are guaranteed by the Company, Freedom Kazakhstan Ltd., a subsidiary of the Company incorporated under the laws of the AIFC, and Mr. Timur Turlov, the Company's Chief Executive Officer, Chairman of the Company's Board of Directors, and majority shareholder, pursuant to guarantee agreements dated October 23, 2026 (together, the "Guarantee Agreements"). The Guarantee Agreements are governed by the laws of the AIFC and include a guarantee of the Issuer's obligations under the Investment Agreement and other financing documents.
As funds are released for each Project, the Fund will be entitled to: (a) pledges over assets to be acquired or built, (b) pledges over claims under concession and other principal revenue contracts, (c) pledges over land and other fixed assets owned by the Project Company, (d) a pledge of 100% of the equity of each Project Company, and (e) a guarantee from each Project Company, limited to the financing allocated to its Project plus accrued interest, each to secure or guarantee, as applicable, the Issuer's and/or the Company's obligations under the Bonds and the Investment Agreement.
Under the Investment Agreement and the Guarantee Agreements, the Company, the Issuer and the relevant corporate guarantors are also subject to other obligations and certain covenants, including restrictions on additional indebtedness, pledges, asset dispositions, payment of dividends by the Issuer and the Project Companies and requirements for entry into related-party transactions of the Company and the Project Companies. In addition, the Company is subject to financial covenants which require the Company to maintain, on an annual consolidated basis beginning with fiscal year ending March 31, 2027, a ratio of corporate debt to equity of not more than 3.5x and a ratio of liquid assets to corporate debt of at least 1.1x.
Private Placement
The Issuer will issue the Bonds to the Fund in a private placement (the "Private Placement") under multiple subscription agreements in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the "Securities Act") as a transaction by an issuer not involving a public offering, or pursuant to Regulation S under the Securities Act. In the Investment Agreement, the Fund has warranted and acknowledged, among other things, that it is acquiring the Bonds (and any Company shares, as applicable) for its own account for investment purposes and not with a view to their distribution in violation of the Securities Act; that it is an experienced institutional investor with such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Bonds; and that it has had access to such information concerning the Issuer, the Company, the Bonds and the Company shares as it deems necessary to make an informed investment decision, including the opportunity to ask questions and obtain additional information. No general solicitation or directed selling efforts have been or will be used in connection with the Private Placement, and the Bonds and the Shares (as defined below) will be subject to restrictions on transfer under the Securities Act.
No underwriter has been engaged and no underwriting discounts or commissions will be paid in connection with the Private Placement.
The Fund’s Right to Receive Common Stock in Certain Circumstances
Under the Investment Agreement, if the Issuer fails to pay any coupon on the Bonds and such failure continues for 90 calendar days after the scheduled payment date, the Fund may require the Company to issue shares of its common stock (the "Shares"). This right applies only if the failure occurs after the second and before the fourth anniversary of the Fund's initial purchase of Bonds. The right applies only to unpaid interest and does not apply to the principal amount of the Bonds.
The number of Shares issuable in the circumstances described in the preceding paragraph equals the amount of the unpaid coupon and related penalties divided by 85% of the volume-weighted average price of the Shares over the 180 calendar days before the triggering event. The number of Shares issuable to the Fund is subject to certain limitations intended to preserve the existing control of the Company. The Company’s obligation to issue the Shares is subject to the receipt of all required regulatory approvals. The Shares, if issued, would be issued in reliance on an exemption from registration under the Securities Act, and would be "restricted securities." If the Fund holds 5% to 10% of the Company's outstanding common stock, it may appoint one observer to the Company's Board of Directors, and above 10%, it may nominate one candidate with voting rights for election to the Company's Board of Directors, in each case subject to applicable law and listing rules.
Early Redemption and Events of Default
The Issuer may redeem the Bonds, in whole or in part, at any time after the first anniversary of the Fund’s purchase subject to giving at least 180 days’ prior written notice and paying all accrued coupons. Bonds corresponding to proceeds not disbursed by the end of the availability period, December 30, 2028 unless extended, are subject to mandatory redemption.
If an event of default occurs, the Fund may require the Issuer to redeem the Bonds, in whole or in part, within ten calendar days of its demand. The redemption price is the principal amount plus accrued coupon and any penalties. The Issuer must also pay contractual penalties for late payments and for misuse of proceeds.
Events of default include:

•failure by the Issuer or the Company to perform any of its financial obligations under the Investment Agreement or the other financing documents in connection with the Bonds, not cured within 90 days after notice;
•failure by the Issuer or the Company to comply with or to perform its non-financial covenants or obligations, not cured within 60 calendar days after notice;
•use of proceeds for unauthorized purposes, not cured within 60 days;
•payment defaults on other debt of more than 90 days, or debt restructurings that result in non-payment on the Bonds;
•material risk of a court proceeding that could lead to liquidation or the appointment of an administrator over the Issuer, the Company and/or the Project Company;
•inclusion of the Company, the Issuer, a Project Company or Mr. Turlov on a sanctions list;
•any collateral (or any part thereof) is confiscated, seized by third parties, lost, or the relevant pledge agreements are declared invalid by a final and binding court decision, unless proportionate replacement collateral acceptable to the Fund is provided;
•Mr. Turlov ceasing to be a stockholder of the Company without the Fund’s consent;
•failure to fund Project cost overruns or currency-related shortfalls if such failure results in insufficient funds to complete the relevant Project in full and on time; and
•obstruction by the Company of the Fund’s right to receive the Shares.
Certain events of default that affect only one Project permit the Fund to require redemption only of the Bonds allocated to that Project. If an event of default is not cured within 90 days after notice, the Fund may also appoint a representative with co-signing authority over payments and other decisions of the relevant Project Company.
The Company plans to file the Investment Agreement and the Guarantee Agreements as exhibits to its quarterly report on Form 10-Q for the quarter ending December 31, 2026, and intends to redact certain confidential information therein pursuant to Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the Investment Agreement and the guarantees under the Guarantee Agreements is qualified in its entirety by reference to the complete texts of the Investment Agreement and the Guarantee Agreements when filed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information in this Current Report on Form 8-K (the "Current Report") set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities
To the extent any unpaid coupon on Bonds is convertible into the Shares, the information set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. The Shares, if issued, are expected to be issued in reliance on Section 4(a)(2) of the Securities Act or pursuant to Regulation S under the Securities Act. The Bonds and the Shares issued in consideration for the assignment of claims for the unpaid coupon on the Bonds shall hereinafter be collectively referred to as "Securities."
This Current Report is not and does not form part of any offer or solicitation to purchase or subscribe for Securities in the United States. The Securities offered under the Transaction will not be and have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) absent registration or an applicable exemption from the registration requirements of the Securities Act. Hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act.

The Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify these statements by the use of words like “may”, “will”, “could”, “should”, “believe”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “target”, “future”, and variations of these words or comparable words. These statements include, among others, statements relating to the terms and conditions of the Bonds; the release of and use of proceeds of the Bond issuance, and the development of the Projects; and the potential issuance of Shares to the Fund and other non-historical statements. These forward-looking statements are based on current expectations or beliefs, and are subject to changes in circumstances as well as a number of risks and uncertainties, which could cause the actual results to differ materially from those indicated in the forward-looking statements. Such risks include risks relating to, among others, risks relating to compliance with covenants and potential events of default; the potential failure of the Issuer and the Company and the relevant guarantor parties to comply with the relevant obligations and covenants; the satisfaction of the conditions to the release of proceeds; the ability of the Project Companies to complete the Projects within their budgets; the ability of the Issuer to pay coupon and principal on the Bonds; and other factors identified under Item 1A: Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 as filed with the SEC on June 1, 2026. All forward-looking statements are made only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: October 29, 2026	By:	/s/ Assel Mussina
Assel Mussina
Corporate Secretary